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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                          Current Report Pursuant
                       to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported) March 22, 1999
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                          CASE RECEIVABLES II INC.
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           (Exact Name of Registrant as Specified in its Charter)



                                  Delaware
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               (State or Other Jurisdiction of Incorporation)


       333-52493                                     76-0439709
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(Commission File Number)                    (I.R.S. Employer Identification No.)


   475 Half Day Road, Lincolnshire, Illinois                    60069
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(Address of Principal Executive Offices)                      (Zip Code)


                                (847) 955-4904
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            (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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      (Former Name or Former Address, if Changed Since Last Report)



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                                                            Form 8-K page 1

Item 5.  Other Events.

         The Registrant is filing final forms of the exhibits listed in
         Item 7(c) below.

Item 7.  Financial Statements and Exhibits.

      (c)  Exhibits.


Exhibit
  No.    Document Description
-------  --------------------

4.1 Indenture between Case Equipment Receivables Trust 1999-A (the "Trust") and Harris Trust and Savings Bank, dated as of March 1, 1999.

4.2 Trust Agreement between Case Receivables II Inc. ("CRC") and The Bank of New York, dated as of March 1, 1999.

4.3 Sale and Servicing Agreement among CRC, Case Credit Corporation and the Trust, dated as of March 1, 1999.

4.4 Purchase Agreement between Case Credit Corporation and CRC, dated as of March 1, 1999.

4.5 Administration Agreement among the Trust, Harris Trust and Savings Bank and Case Credit Corporation, dated as of March 1, 1999.

4.6 Class A Note Underwriting Agreement among CRC, Case Credit Corporation and Credit Suisse First Boston Corporation, dated as of March 10, 1999.

4.7 Class B Note Underwriting Agreement among CRC, Case Credit Corporation and Credit Suisse First Boston Corporation, dated as of March 10, 1999.

4.8 Federal and Illinois Tax and ERISA Opinion of Mayer, Brown & Platt, dated as of March 22, 1999.




                                                         Form 8-K page 2

                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CASE RECEIVABLES II INC.
                                               (Registrant)


Dated: April 2, 1999                  By:      /s/Ralph A. Than
                                         ------------------------------------
                                               Ralph A. Than
                                               Treasurer



                                                          Form 8-K page 3

                             INDEX TO EXHIBITS
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Exhibit  Sequential
  No.    Document Description
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4.1      Indenture between Case Equipment Recievables Trust 1999-A (the
         "Trust") and Harris Trust and Savings Bank, dated as of March 1,
         1999.

4.2 Trust Agreement between Case Receivables II Inc. ("CRC") and The Bank of New York, dated as of March 1, 1999.

4.3 Sale and Servicing Agreement among CRC, Case Credit Corporation and the Trust, dated as of March 1, 1999.

4.4 Purchase Agreement between Case Credit Corporation and CRC, dated as of March 1, 1999.

4.5 Administration Agreement among the Trust, Harris Trust and Savings Bank and Case Credit Corporation, dated as of March 1, 1999.

4.6 Class A Note Underwriting Agreement among CRC, Case Credit Corporation and Credit Suisse First Boston Corporation, dated as of March 10, 1999.

4.7 Class B Note Purchase Agreement among CRC, Case Credit Corporation and Credit Suisse First Boston Corporation, dated as of March 10, 1999.

4.8 Federal and Illinois Tax and ERISA Opinion of Mayer, Brown & Platt, dated as of March 22, 1999.




                                                       Form 8-K page 4